                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                      October 23, 2003 (October 23, 2003)


                             GREY GLOBAL GROUP INC.
               (Exact name of Registrant as specified in charter)

    Delaware                        0-7898                        3-0802340
(State or Other               (Commission File No.)            (I.R.S. Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                   777 Third Avenue, New York, New York 10017
          (Address of principal executive offices, including zip code)

                                 (212) 546-2000
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

      On October 23, 2003, Grey Global Group Inc. issued a press release announcing the pricing of its convertible subordinated debentures. The press release is attached hereto as Exhibit 99.1.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.


      99.1  Press Release, dated October 23, 2003, issued by Grey Global Group
            Inc.


                            (Signature page follows)
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GREY GLOBAL GROUP INC.

                                          By:  /s/ Steven G. Felsher
                                               ---------------------------------
                                               Name: Steven G. Felsher
                                               Title: Vice Chairman

Dated: October 23, 2003


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                                  EXHIBIT INDEX

Designation                              Description
   99.1           Press Release, dated October 23, 2003, issued by Grey Global
                  Group Inc.


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